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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D C 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event report): November 30, 2000



                             GREENPOINT CREDIT, LLC
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               (exact name of registrant as specified in charter)


                                    DELAWARE
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                 (state or other jurisdiction of incorporation)


                                   333-80437
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                            (commission file number)


                                   33-0862379
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                    (I..R.S. employer identification number)


                            10089 Willow Creek Road
                          San Diego, California  92131
                                 (858) 530-9394
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   (address and telephone number of registrant's principal executive offices)
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Item 5.  Other Events

       (a)   Monthly Report


The following are filed herewith. The exhibit numbers correspond with Item 601
(b) of Regulation S-K.

       Exhibit No.      Description

       *4.1 Pooling and Servicing Agreement, dated as of May 1, 2000, between Greenpoint Credit, LLC, as Contract Seller and Servicer and Bank One, National Association, as Trustee.

       99.              Monthly Investor Servicing Report.

       * Filed previously with the commission on May 31 2000 as an exhibit to a report on Form 8-K.



SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

                                        GREENPOINT CREDIT, LLC

                                        BY:    /s/ Charles O. Ryan
                                           ------------------------------
                                           Name:   Charles O. Ryan
                                           Title:  Vice President

                                           Dated:  December 26, 2000
                                                   San Diego, California